SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 25, 2004

INCARA PHARMACEUTICALS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-50481	56-1953785
(Commission File Number)	(IRS Employer ID Number)

P.O. Box 14287

79 T. W. Alexander Drive

4401 Research Commons, Suite 200

Research Triangle Park, North Carolina         27709

(Address of principal executive offices)                                       (Zip Code)

Registrant’s telephone number, including area code (919) 558-8688

Item 5. Other Events and Regulation FD Disclosure

On June 25, 2004, Incara Pharmaceuticals Corporation issued a press release announcing a 1-for-10 reverse stock split effective July 16, 2004. Incara also announced that it would change its name to Aeolus Pharmaceuticals, Inc. effective July 16, 2004. A copy of this press release is attached as an exhibit.

Item 7. Financial Statements and Exhibits

(c)         Exhibits

Exhibit 99.1         Press release dated June 25, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

INCARA PHARMACEUTICALS CORPORATION

Date: June 25, 2004	/s/ Richard W. Reichow
Richard W. Reichow
Executive Vice President and Chief Financial Officer